Exhibit 99.1

Atomera Provides Third Quarter 2018 Results

LOS GATOS, CA Nov 1, 2018 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and intellectual property licensing company focused on deploying its proprietary technology into the semiconductor industry, today provided a corporate update and announced financial results for the third quarter ended Sept. 30, 2018.

Company Highlights

•	Signed integration license agreements with Asahi Kasei Microdevices and STMicroelectronics
•	Added two new customers to reach 20 engagements underway with 16 different customers
•	Strengthened balance sheet with $11.5 million of net proceeds from equity offering
•	Four new patents granted

Management Commentary

“With the first two licenses executed, and a robust balance sheet, Atomera is stronger than ever and well positioned to deliver meaningful shareholder value as we deploy MST into semiconductor foundries and IDMs,” said Scott Bibaud, President and CEO. “Further, we continue to augment our intellectual property portfolio with four new US patents allowed during the quarter and improvements to MST that will bring new value to our customers. We achieved these results while holding our cash consumption basically flat compared to Q2.”

Third Quarter 2018 Financial Results

During the third quarter of 2018 the Company incurred a net loss of $3.4 million, or ($0.28) per basic and diluted share, compared to a net loss of $3.3 million, or ($0.28) per basic and diluted share, for the third quarter of 2017. Adjusted EBITDA (a non-GAAP financial measure) in the third quarter of 2018 was a loss of $2.8 million compared to an adjusted EBITDA loss of $2.4 million in the third quarter of 2017.

The Company had $10.0 million in cash and cash equivalents as of Sept. 30, 2018, compared to $12.3 million as of June 30, 2018 and $17.4 million as of December 31, 2017. The Company’s equity financing closed on October 15, 2018 adding $11.5 million to Atomera’s cash balance.

The total number of shares outstanding was 12,408,525 as of Sept. 30, 2018. After completion of the Company’s equity offering on October 15, 2018, shares outstanding were 15,033,525.

2018 Third Quarter Results Conference Call and Webcast

Atomera will host a conference call today to discuss its financial results and recent progress.

Date: Thursday, Nov. 1, 2018

Time: 2:00 p.m. PT (5:00 p.m. ET)

Phone: (844) 263-8318 (domestic); +1 (213) 358-0960 (international)

Replay: Available until Nov. 16, 2018; 855-859-2056 (domestic); +1(404) 537-3406 (international); passcode 8164979.

Webcast: Accessible at www.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, taxes, depreciation, amortization, stock-based compensation, the change in fair value of derivative liabilities, and the gain on the extinguishment of debt. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of its reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated has developed Mears Silicon Technology™ (“MST®”), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in a pre-revenue enterprise; (2) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices and STM Microelectronics, to royalty-based manufacturing and distribution licenses; (3) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (4) our ability to protect our proprietary technology, trade secrets and know-how and (5) those other risks disclosed in the section "Risk Factors" included in our Prospectus Supplement Filed with the SEC pursuant to Rule 424(b)(5) on October 11, 2018. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	September 30,	December 31,
	2018	2017
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$9,957	$17,369
Accounts receivable	75	110
Prepaid expenses and other current assets	227	248
Total current assets	10,259	17,727

Property and equipment, net	63	67
Deferred offering costs	73	–
Security deposit	13	13

Total assets	$10,408	$17,807

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$354	$198
Accrued expenses	319	239
Accrued payroll related expenses	703	512
Deferred revenue	75	–

Total liabilities	1,451	949

Commitments and contingencies (see Note 8)

Stockholders’ equity:
Preferred stock, $0.001 par value, authorized 2,500 shares; none issued and outstanding at September 30, 2018 and December 31, 2017	–	–
Common stock, $0.001 par value, authorized 47,500 shares; 12,409 and 12,161 shares issued and outstanding at September 30, 2018 and December 31, 2017, respectively.	12	12
Additional paid-in capital	127,708	125,911
Accumulated deficit	(118,763)	(109,065)
Total stockholders’ equity	8,957	16,858

Total liabilities and stockholders’ equity	$10,408	$17,807

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Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months ended September 30,		Nine Months ended September 30,
	2018	2017	2018	2017
Revenue	$–	$–	$96	$–
Cost of revenue	–	–	(113)	–
Gross margin	–	–	(17)	–

Operating expenses
Research and development	1,922	1,602	5,350	4,502
General and administrative	1,324	1,374	3,781	4,689
Selling and marketing	237	350	695	1,367
Total operating expenses	3,483	3,326	9,826	10,558

Loss from operations	(3,483)	(3,326)	(9,843)	(10,558)

Other income/(expense)
Interest income	48	42	145	106
Other expense	–	–	–	(6)
Total other income/(expense), net	48	42	145	100

Net loss	$(3,435)	$(3,284)	$(9,698)	(10,458)

Net loss per common share, basic and diluted	$(0.28)	$(0.28)	$(0.80)	$(0.90)

Weighted average number of common shares outstanding, basic and diluted	12,117	11,862	12,079	11,684

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Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

(Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
	2018	2017	2018	2017
Net loss (GAAP)	$(3,435)	$(3,284)	$(9,698)	$(10,458)
Add (subtract) the following items:
Interest income	(48)	(42)	(145)	(106)
Depreciation and amortization	8	4	24	13
Stock-based compensation	630	916	1,796	3,554
Adjusted EBITDA (non-GAAP)	$(2,845)	$(2,406)	$(8,023)	$(6,997)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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